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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 24, 2005


                          Eyetech Pharmaceuticals, Inc.
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               (Exact Name of Registrant as Specified in Charter)

           Delaware                   000-50516               13-4104684
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 (State or Other Jurisdiction        (Commission           (I.R.S. Employer
      of Incorporation)             File Numbers)        Identification No.)


             3 Times Square, 12th Floor
                    New York, NY                                  10036
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      (Address of Principal Executive Offices)                  (Zip Code)


       Registrant's telephone number, including area code: (212) 824-3100


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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01.     REGULATION FD DISCLOSURE

         On May 26, 2005, Eyetech Pharmaceuticals, Inc. ("Eyetech") held an investor relations conference call regarding market opportunities for Macugen(R) (pegaptanib sodium injection) and competition. On May 27, 2005, Eyetech filed the transcript of that call, other than the question and answer session, as
Exhibit 99.2 to a Form 8-K dated May 24, 2005 (the "Transcript"). A new version of the Transcript, revised to reflect corrections of typographical errors, is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

         The furnishing of the attached information is not an admission as to the materiality of any of the information set forth therein or herein.

         The information in this Item 7.01 of Form 8-K (including exhibit) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 3, 2005                 EYETECH PHARMACEUTICALS, INC.


                                    By:    Glenn P. Sblendorio
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                                    Name:  Glenn P. Sblendorio
                                    Title: Senior Vice President, Finance and
                                           Chief Financial Officer
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                                  EXHIBIT INDEX

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
Exhibit No.   Description
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
99.1          Revised transcript dated May 26, 2005 of teleconference call market opportunities for Macugen(R) and competition
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